Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS

Acquisition of Midstream Assets in the Texas Panhandle

On October 1, 2012, the Partnership completed the acquisition of two of BP America Production Company's ("BP") gas processing facilities, and the associated gathering systems, that are located in the Texas Panhandle. The aggregate purchase price of the system was $230.6 million, which the Partnership funded from borrowings under its revolving credit facility. The results of the operations of the system have been included in the consolidated financial statements since the acquisition date. The Partnership incurred $0.5 million of acquisition related expenses, which are included within discontinued operations for the year ended December 31, 2012. The Partnership incurred $0.1 million of acquisition related expenses, which are included within discontinued operations for the year ended December 31, 2013.

This acquisition was accounted for under the acquisition method of accounting. Accordingly, the Partnership conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisitions were expensed as incurred. The initial accounting for the business combinations is not complete and adjustments to provisional amounts, or recognition of additional assets acquired or liabilities assumed, may occur as more detailed analyses are completed and additional information is obtained about the facts and circumstances that existed as of the acquisition dates.

The following presents the purchase price allocation for the system assets, based on estimates of fair value (in thousands):

Current assets	$779
Property, plant, and equipment	206,849
Rights-of-way and easements	27,232
Current liabilities	(1,705)
Asset retirement obligations	(2,600)
$230,555

The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair value of property, plant and equipment, rights-of-way and easements and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of property, plant and equipment include estimates of: (i) replacement costs; (ii) useful and remaining lives; (iii) physical deterioration; and (iv) functional and technical obsolescence. These inputs require significant judgments and estimates by the Partnership's management at the time of the valuation and are the most sensitive and subject to change.
Pro forma data for the years ended December 31, 2012 and 2011 has been deemed to be impracticable as BP did not separately manage its gathering and processing facilities with the activities of the acquired assets being integrated (financially and operationally) within its exploration and production segment. The amounts of revenue and net income generated by the acquired processing plants and gathering systems that are included within the Partnership's audited consolidated statement of operations for the year ended December 31, 2012 are as follows.

	Revenue	Net Income
	($ in thousands)
Actual from October 1, 2012 to December 31, 2012	$81,013	$5,057

Assets acquired and liabilities assumed as part of this acquisition have been classified as part of assets and liabilities held for sale within the audited consolidated balance sheets. Operations related to these assets have been classified as part of discontinued operations within the audited consolidated statements of operations.
Acquisition of CC Energy II L.L.C.

On May 3, 2011, the Partnership completed the acquisition (the "Mid-Continent Acquisition") of all of the outstanding membership interests of CC Energy II L.L.C (together with its subsidiaries, "Crow Creek Energy"), a portfolio company of Natural Gas Partners, VIII, L.P. ("NGP VIII"). Crow Creek Energy has oil and natural gas properties located in multiple basins across Oklahoma, north Texas and Arkansas (the "Mid-Continent" properties) and provides the Partnership with an extensive inventory of low-risk development prospects in established plays such as the Golden Trend field and developing plays such as the Cana Shale. The aggregate purchase price has been calculated as follows (in thousands, except unit and per unit amounts):

Number of Partnership Common Units Issued	28,753,174
Closing common unit price on May 3, 2011	$11.69
Value of common units issued	$336,125
Crow Creek Energy outstanding debt assumed	212,638
Cash	14,945
Total purchase price	$563,708
The number of common units of the Partnership issued was determined based on the value of the equity issued to the sellers of $301.9 million divided by $10.50, the ceiling price of the agreed upon range in the contribution agreement between the Partnership and Crow Creek Energy. The cash portion of the acquisition consideration and the repayment of Crow Creek Energy’s outstanding debt were funded through borrowings under the Partnership’s revolving credit facility. In addition, the Partnership incurred $2.3 million of acquisition related expenses, which are included within general and administrative expenses for the year ended December 31, 2011.
This acquisition was accounted for under the acquisition method of accounting. Accordingly, the Partnership conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisitions were expensed as incurred.

The following presents the purchase price allocation for the Crow Creek Energy assets, based on estimates of fair value (in thousands):

Current assets	$25,329
Oil and gas properties	572,097
Property, plant and equipment	4,463
Rights-of-way and easements	3,192
Other assets	450
Derivatives	3,355
Current liabilities	(37,032)
Asset retirement obligations	(4,394)
Deferred tax liability	(2,312)
Other liabilities	(1,440)
$563,708

The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair value of oil and natural gas properties and asset retirement obligation were measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural gas properties include estimate of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; (iv) estimated future cash flows; and (v) a market-based weighted average cost of capital rate. These inputs require significant judgments and estimates by the Partnership's management at the time of the valuation and are the most sensitive and subject to change.
The amounts of Crow Creek Energy's revenue and net income included within the Partnership's audited consolidated statement of operations for the year ended December 31, 2011, and the pro forma revenue and net income of the combined entity had the acquisition date been January 1, 2010, are as follows:

	Revenue	Net Income	Net Income Per Diluted Common Unit
	($ in thousands)
Actual from May 3, 2011 to December 31, 2011	$68,168	$29,835
Supplemental pro forma from January 1, 2011 to December 31, 2011	$1,080,964	$78,591	$0.62